TPZ
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NYSE

# Tortoise Power and Energy Infrastructure Fund, Inc.

Yield

Growth

Quality

## 2009 3rd Quarter Report

August 31, 2009

...Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Portfolio Capital Structure Allocation

* Approximate, based upon expected portfolio.
Note: Allocation to MLP securities capped at 25% of total assets.

Infrastructure Asset Class

The Fund seeks to provide retail investors access to an institutionally-accepted infrastructure asset class. Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:

  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments

Targeted Underlying Business Characteristics

  Infrastructure businesses that operate critical assets essential to economic productivity with relatively inelastic demand

  Generate a high current yield at the time of investment

  Stable predictable revenues, linked to demographic growth and with low commodity price risk

  Stable cost structures due to relatively low maintenance expenditures and economies of scale

  Assets with high barriers to entry due to regulation, natural monopolies, land availability or development costs

  Businesses that operate tangible assets with long economic useful lives

  Businesses led by experienced, operations-focused management teams

Additional Features of Investment for Investors Seeking

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

  A professional investment committee with nearly 100 years combined investment experience to select and manage a portfolio on your behalf

  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

Power and Energy Infrastructure Operations

At the heart of the infrastructure class is power and energy infrastructure, defined as follows:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

October 12, 2009

Dear Stockholders,

Thank you for your investment in Tortoise Power Energy Infrastructure Fund, Inc. (NYSE: TPZ). The financial statements included in this third quarter report reflect the one-month period from our commencement of operations on July 31, 2009 through Aug. 31, 2009.

Investment Overview

Infrastructure represents the basic physical framework upon which economic productivity depends. Historically, infrastructure has provided investors attractive risk-adjusted returns with lower volatility than the general equity market. TPZ focuses on one of the most attractive segments of the infrastructure asset class, which covers the transportation and generation of power and energy throughout the United States. As the population grows, so will consumption of the power and energy delivered by companies in this segment, such as those in which TPZ invests. The regulated nature and long lives of these assets makes them relatively stable through economic cycles, as all other areas of infrastructure are dependent on the power and energy sectors. In addition, the equities held by TPZ have historically provided a hedge against inflation and low correlation to both debt and the broad market.

Investment Progress

We completed our initial public offering of 6,850,000 shares at $20.00 on July 31, 2009. The initial net proceeds from the offering of approximately $130.6 million were fully invested as of Sept. 17, 2009, which was about a month earlier than we anticipated.

Our goal is to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. On Sept. 14, 2009, we announced our first three monthly distributions, each equal to 12.5 cents per share or $1.50 annualized. These distributions reflect a 7.5 percent yield on the IPO price of $20 per share.

Investment Strategy and Process

TPZ offers a closed-end fund strategy of investing in fixed income and equity securities issued by power and energy infrastructure companies. In targeting power and energy infrastructure companies, we intend to invest up to 40 percent of TPZ’s total assets in equities, to provide exposure to growth prospects and potentially benefit from inflation mitigation. Our MLP investments will be limited to 25 percent under regulated investment company rules that require we meet certain source-of-income, asset diversification and annual distribution requirements. Of the total assets of the fund, we expect to invest at least 60 percent in fixed income securities. Not more than 25 percent will be invested in high yield securities, and we expect to achieve a weighted-average duration of bonds between 4 and 6 years. We anticipate using leverage, limited to 20 percent of total assets at the time of incurrence to take advantage of market opportunities. As of Oct. 12, 2009, we have approximately $29 million outstanding on our $35 million bank credit facility. We plan to hedge a portion of our floating interest rate exposure in order to minimize risk.

Our investment process is focused on identifying companies with seasoned management teams focused on operating essential infrastructure assets with high barriers to entry. Historically, due to the long-lived nature of the assets, these companies have shown that they can generate consistent revenues and predictable cash flows, while maintaining stable operating cost structures.

Market Commentary

Since the market close on July 28, 2009, TPZ’s investment universe has appreciated significantly. The economy has shown signs of strengthening and perceived rates of future defaults have fallen. Increased investor confidence has manifested itself in the form of increased risk tolerance and buying of both corporate equity and fixed income securities. Five key indexes we use to monitor TPZ’s performance have appreciated between 2.5 percent and 6.5 percent since the fund’s inception, as illustrated in the chart below.

With recent advances in the market, yields have declined, making it more difficult to invest TPZ proceeds at initially anticipated rates. For example, the yield of the Merrill Lynch U.S. Energy Corporate Index was 5.7 percent on July 28, 2009 and 5.0 percent on Sept. 30, 2009. The yields of these key indexes associated to TPZ portfolio universe were lower by a similar amount.

Despite this substantial headwind, and as mentioned earlier, we were able to announce the first three monthly distributions of $0.125 or a 7.5 percent yield on the IPO price of $20 per share, which we expect to achieve while keeping leverage capped at 20 percent and the weighted-average bond duration between four to six years.

TPZ Benchmark Performance
July 28 — Sept. 30, 2009

Conclusion

We consider TPZ to be well positioned to provide our investors with attractive current income and exposure to growth. An investment in TPZ allows investors to capitalize on the upward-sloping trend in energy and electricity demand growth in companies that operate infrastructure essential to the U.S. economy.

For ongoing information on TPZ’s performance, please visit our Web site at www. tortoiseadvisors.com where we will post weekly NAV and leverage updates, monthly distribution information and summary balance sheets and quarterly financial reports. Thank you for your interest in Tortoise Power and Energy Infrastructure Fund, Inc.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2009 3rd Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

2009
Q3(1)
Total Income from Investments
Interest earned on corporate bonds	$175
Distributions received from master limited partnerships	152
Dividends paid in stock	16
Interest and dividend income	25
Total from investments	368
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	91
Other operating expenses	51
142
Distributable cash flow before leverage costs and current taxes	226
Leverage costs(2)	—
Current foreign tax expense	—
Distributable Cash Flow(3)	$226
Total assets, end of period	$135,519
Average total assets during period(4)	133,251
Net unrealized depreciation, end of period	(463)
Net assets, end of period	130,278
Average net assets during period(5)	130,234
Net asset value per common share	19.00
Market value per common share	20.00
Shares outstanding	6,856,073

Selected Operating Ratios(6)
As a Percent of Average Total Assets
Total distributions received from investments	—
Operating expenses before leverage costs and current taxes	1.22%
Distributable cash flow before leverage costs and current taxes	—
As a Percent of Average Net Assets
Distributable cash flow(3)	—

(1)	Represents the period from July 31, 2009 (commencement of operations) through August 31, 2009.
(2)	Leverage costs include interest expense and agent fees.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, and the net amortization of market premiums.
(4)	Computed by averaging month-end values within each period.
(5)	Computed by averaging daily values within each period.
(6)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets.

2	Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Introduction

We include the Management’s Discussion section in each quarterly report to provide you transparency and insight into the results of operations including comparative information to prior periods and trends. We also include a “Key Financial Data” page which provides quarterly and annual detail of our distributable cash flow (“DCF”) and other important metrics, including leverage and selected operating ratios. We hope that you find this discussion and financial data a useful supplement to the GAAP financial information included in this report. As this quarterly report is only for the initial stub period from the IPO through August 31, 2009, the financial results to discuss are limited. Our fiscal year report as of November 30, 2009, will include a complete discussion for the quarter ended November 30, 2009.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) completed its initial public offering and commenced operations on July 31, 2009. TPZ issued 6,850,000 shares at $20.00 per share for net proceeds after expenses of approximately $131 million. The initial proceeds were fully invested as of mid-September and we expect our leverage to be fully invested in the very near term.

TPZ’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sector provides stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with equities providing growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. We pay monthly distributions out of our DCF. Our Board of Directors reviews the distribution rate quarterly, and may adjust the monthly distributions throughout the year. On an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes, if any. In the future, each will be summarized for you in the key financial data table on page 2 and discussed in more detail below.

The key financial data table will disclose the calculation of DCF. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the key financial data table include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes; and (4) the DCF calculation excludes the net amortization on our debt instruments.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

In future reports, we will report on income from investments as a percent of average total assets for the quarter as compared to the prior quarter and the prior year.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. In future reports, we will report on operating expenses and leverage costs for the quarter as compared to the prior quarter and the prior year.

While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for year 1, 0.10 percent of average monthly managed assets for year 2 and 0.05 percent of average monthly managed assets for year 3 following the closing of the initial public offering.

Distributable Cash Flow

As outlined above, DCF is simply income from investments less expenses. In future reports, this section will report our DCF for the quarter as compared to the prior quarter and the prior year.

On September 14, 2009, we declared initial monthly distributions for the fourth fiscal quarter of $0.125 per share as set forth below. Based upon TPZ’s offering price of $20.00 per share, the annualized distribution rate is 7.50 percent.

		Record	Payable	Per Share
Month	Ex-Date	Date	Date	Amount
September	09/22/09	09/24/09	09/30/09	$0.1250
October	10/20/09	10/22/09	10/30/09	$0.1250
November	11/19/09	11/23/09	11/30/09	$0.1250

2009 3rd Quarter Report	3

Management’s Discussion (Unaudited) (Continued)

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (which includes, among other items, taxable interest, dividends and the excess of any short-term capital gains over net long-term capital losses) including dividend income from domestic corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We intend to distribute all capital gains, if any, at least annually. If, however, we elect to retain any capital gains, TPZ will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

Detailed individual tax information for each fiscal year will be reported to Stockholders on Form 1099 after year-end.

Liquidity and Capital Resources

TPZ had total assets of $136 million at quarter-end and net assets of $130 million. Subsequent to quarter-end, we completed the investment of the IPO proceeds. In conjunction with investment of these proceeds, we entered into a $35.0 million unsecured credit facility maturing September 14, 2010. Under the terms of the credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 2.00 percent and a non-use fee equal to an annual rate of 0.25 percent. We currently have drawn on the facility to employ leverage in an amount not to exceed 20 percent of total assets at time of incurrence. It is our intent to implement a program to fix the rates on all or a portion of our leverage for an extended period of time.

TPZ is using leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt after payment of the distribution. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the required acceptable asset base, we must repay a portion of our bank line until we meet the requirement.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt.

4	Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments August 31, 2009
(Unaudited)
	Principal
	Amount	Fair Value
Corporate Bonds — 41.9%(1)

Crude/Refined Products Pipelines — 2.1%(1)
United States — 2.1%(1)
Kinder Morgan Finance Co.,
5.700%, 01/05/2016	$3,000,000	$2,745,000

Electric/Natural Gas Utility — 16.1%(1)
United States — 16.1%(1)
Ameren Corp., 8.875%, 05/15/2014	2,000,000	2,177,616
CMS Energy Corp., 8.750%, 06/15/2019	500,000	530,548
DTE Energy Co., 6.375%, 04/15/2033	2,340,000	2,054,160
NiSource Finance Corp., 10.750%, 03/15/2016	5,000,000	5,855,900
NRG Energy, Inc., 8.500%, 06/15/2019	5,000,000	4,862,500
NV Energy, Inc., 6.750%, 08/15/2017	5,000,000	4,750,000
Wisconsin Energy Corp., 6.250%, 05/15/2067	875,000	691,250
		20,921,974
Natural Gas/Natural Gas Liquids Pipelines — 17.3%(1)
United States — 17.3%(1)
CenterPoint Energy, Inc., 6.500%, 05/01/2018	5,000,000	4,918,110
El Paso Corp., 12.000%, 12/12/2013	4,000,000	4,540,000
Southern Star Central Corp.,
6.750%, 03/01/2016	675,000	631,125
Southern Star Central Gas Pipeline,
6.000%, 06/01/2016(2)	2,000,000	1,850,000
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	5,040,000
Williams Companies, Inc., 8.750%, 03/15/2032	2,000,000	2,249,926
Williams Companies, Inc., 7.625%, 07/15/2019	3,000,000	3,253,800
		22,482,961
Natural Gas Gathering/Processing — 6.4%(1)
United States — 6.4%(1)
DCP Midstream LLC, 9.750%, 03/15/2019(2)	4,000,000	4,755,396
Targa Resources, Inc., 8.500%, 11/01/2013	4,000,000	3,620,000
		8,375,396
Total Corporate Bonds (Cost $54,826,683)		54,525,331
	Shares
Master Limited Partnerships
and Related Companies — 26.4%(1)

Crude/Refined Products Pipelines — 14.6%(1)
United States — 14.6%(1)
Buckeye Partners, L.P.	25,300	1,188,594
Enbridge Energy Management, L.L.C.	117,600	4,952,142
Holly Energy Partners, L.P.	20,539	752,344
Kinder Morgan Management, LLC(3)	156,900	7,426,077
Magellan Midstream Partners, L.P.	19,600	710,304
NuStar Energy L.P.	32,600	1,745,730
Plains All American Pipeline, L.P.	16,500	782,760
Sunoco Logistics Partners L.P.	26,481	1,503,591
		19,061,542
Natural Gas/Natural Gas Liquids Pipelines — 6.1%(1)
United States — 6.1%(1)
Boardwalk Pipeline Partners, LP	54,200	1,268,822
El Paso Pipeline Partners, L.P.	35,600	691,352
Energy Transfer Equity, L.P.	37,600	1,011,064
Energy Transfer Partners, L.P.	44,400	1,799,976
Enterprise Products Partners L.P.	33,600	907,200
ONEOK Partners, L.P.	24,157	1,209,299
Spectra Energy Partners, LP	26,960	624,663
Williams Pipeline Partners L.P.	23,645	436,960
		7,949,336
Natural Gas Gathering/ Processing — 4.0%(1)
United States — 4.0%(1)
Copano Energy, L.L.C.	24,600	382,038
DCP Midstream Partners, LP	35,900	803,801
Duncan Energy Partners L.P.	96,400	1,749,660
MarkWest Energy Partners, L.P.	36,850	761,321
Targa Resources Partners LP	76,800	1,297,920
Western Gas Partners LP	15,300	257,805
		5,252,545
Propane Distribution — 1.7%(1)
United States — 1.7%(1)
Inergy, L.P.	78,500	2,188,580
Total Master Limited Partnerships
and Related Companies (Cost $34,613,982)		34,452,003

Short-Term Investments — 34.7%(1)
United States Investment Companies — 34.7%(1)
Wells Fargo Advantage Heritage Money
Market Fund, 0.34%(4)	44,516,319	44,516,319
Fidelity Institutional Government
Portfolio — Class I, 0.19%(4)	683,222	683,222
Total Short-Term Investments
(Cost $45,199,541)		45,199,541
Total Investments — 103.0%(1)
(Cost $134,640,206)		134,176,875
Other Assets and Liabilities — (3.0%)(1)		(3,898,874)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$130,278,001

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $6,605,396, which represents 5.1% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of August 31, 2009.

See accompanying Notes to Financial Statements.

2009 3rd Quarter Report	5

Statement of Assets & Liabilities August 31, 2009
(Unaudited)

Assets
Investments at fair value (cost $134,640,206)	$134,176,875
Cash	7,228
Receivable for Adviser expense reimbursement	17,127
Interest receivable	1,316,916
Prepaid expenses and other assets	1,213
Total assets	135,519,359
Liabilities
Payable to Adviser	108,469
Payable to Directors	5,242
Payable for investments purchased	5,081,141
Accrued expenses and other liabilities	46,506
Total liabilities	5,241,358
Net assets applicable to common stockholders	$130,278,001
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,856,073 shares issued
and outstanding (100,000,000 shares authorized)	$6,856
Additional paid-in capital	130,699,144
Accumulated net investment income	35,332
Net unrealized depreciation of investments	(463,331)
Net assets applicable to common stockholders	$130,278,001
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$19.00

Statement of Operations Period from July 31, 2009(1) through August 31, 2009
(Unaudited)

Investment Income
Distributions from master limited partnerships	$152,461
Less return of capital on distributions	(128,174)
Net distributions from master limited partnerships	24,287
Interest from corporate bonds	164,456
Dividends from money market mutual funds	24,913
Total Investment Income	213,656
Operating Expenses
Advisory fees	108,469
Professional fees	18,812
Reports to stockholders	10,198
Registration fees	7,102
Directors’ fees	5,242
Administrator fees	4,567
Fund accounting fees	2,104
Custodian fees and expenses	1,559
Stock transfer agent fees	1,093
Other expenses	220
Total Expenses	159,366
Less expense reimbursement by Adviser	(17,127)
Net Expenses	142,239
Net Investment Income	71,417
Unrealized Loss on Investments
Net unrealized depreciation of investments	(463,331)
Net Unrealized Loss on Investments	(463,331)
Net Decrease in Net Assets Applicable to Common
Stockholders Resulting from Operations	$(391,914)

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

6	Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Changes in Net Assets Period from July 31, 2009(1) through August 31, 2009
(Unaudited)

Operations
Net investment income	$71,417
Net unrealized depreciation of investments	(463,331)
Net decrease in net assets applicable to
common stockholders resulting from operations	(391,914)
Capital Stock Transactions
Proceeds from initial public offering of
6,850,000 common shares	137,000,000
Underwriting discounts and offering expenses
associated with the issuance of common stock	(6,439,000)
Net increase in net assets, applicable to common
stockholders, from capital stock transactions	130,561,000
Total increase in net assets applicable to
common stockholders	130,169,086
Net Assets
Beginning of period	108,915
End of period	$130,278,001
Accumulated net investment income, at the end of period	$35,332

(1) Commencement of Operations.

Financial Highlights Period from July 31, 2009(1) through August 31, 2009
(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Underwriting discounts and offering costs
on issuance of common stock(3)	(0.94)
Income (loss) from Investment Operations:
Net investment income	5.95
Net unrealized loss on investments	(6.01)
Total decrease from investment operations	(0.06)
Net Asset Value, end of period	$19.00
Per common share market value, end of period	$20.00
Total Investment Return Based on Market Value(4)	0.00%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$130,278
Ratio of expenses to average net assets before waiver(5)	1.40%
Ratio of expenses to average net assets after waiver(5)	1.25%
Ratio of net investment income to average net assets before waiver(5)	0.48%
Ratio of net investment income to average net assets after waiver(5)	0.63%
Portfolio turnover rate(5)	0.00%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period ended August 31, 2009.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).
(5)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

2009 3rd Quarter Report	7

NOTES TO FINANCIAL STATEMENTS (Unaudited) August 31, 2009

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the bid and ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company determines fair value in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. See Note 6 — Fair Value of Financial Instruments for further disclosure.

On April 9, 2009, the FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

D. Distributions to Stockholders

The Company intends to make monthly cash distributions of its investment company income to common stockholders. In addition, on an annual basis, the Company intends to distribute capital gains realized during the fiscal year in the last fiscal quarter. The amount of any distributions will be determined by the Board of Directors. Distributions to stockholders will be recorded on the ex-dividend date. The character of distributions made during the year may differ from their ultimate characterization for federal income tax purposes.

E. Federal Income Taxation

The Company intends to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

On July 31, 2009, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Company has

8	Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

analyzed the tax positions it has taken and has concluded that no provision is required under FIN 48 for any open tax year. The Company’s policy is to record interest and penalties on uncertain positions, if any, as part of tax expense.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Organizational expenses in the amount of $35,000 were expensed prior to the commencement of operations. Offering costs (excluding underwriter commissions) of $274,000 related to the issuance of common stock in the initial public offering were recorded to additional paid-in capital during the period ended August 31, 2009.

G. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Recent Accounting Pronouncement

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification TM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of SFAS 168 will not have a significant impact on the Company’s financial statements.

3. Concentration of Risk

The Company’s primary investment objective is to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in equity securities of companies that derive more than 50 percent of their revenue from power or energy operations. The Company will invest a minimum of 60 percent of our total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.15 percent of average monthly Managed Assets for the period from July 31, 2009 through July 31, 2010, a fee waiver of 0.10 percent of average monthly Managed Assets for the period from August 1, 2010 through July 31, 2011, and a fee waiver of 0.05 percent of average monthly Managed Assets for the period from August 1, 2011 through July 31, 2012.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent on the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

At August 31, 2009, the cost basis of investments for federal income tax purposes was $134,615,919. At August 31, 2009, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$296,561
Gross unrealized depreciation	(735,605)
Net unrealized depreciation	$(439,044)

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On April 9, 2009, the FASB issued FASB Staff Position (FSP) No. FAS 107-1 and APB 28-1, Interim Disclosures About Fair Value of Financial Instruments, which amends FASB Statement No. 107, Disclosures About Fair Value of Financial Instruments (“FSP 107-1”), to require disclosures about fair value of financial instruments for interim financial statements of publicly traded companies as well as in annual financial statements. FSP 107-1 also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP 107-1 is effective for interim reporting periods ending after June 15, 2009.

2009 3rd Quarter Report       9

Notes to Financial Statements (Unaudited) (Continued)

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2009. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at August 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Debt Securities
Corporate Bonds(a)	$54,525,331	$—	$54,525,331	$—
Total Debt Securities	54,525,331	—	54,525,331	—
Equity Securities
Master Limited Partnerships
and Related Companies(a)	34,452,003	34,452,003	—	—
Total Equity Securities	34,452,003	34,452,003	—	—
Other
Short-Term Investments(b)	45,199,541	45,199,541	—	—
Total Other	45,199,541	45,199,541	—	—
Total	$134,176,875	$79,651,544	$54,525,331	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investments are sweep investments for cash balances in the Company at August 31, 2009.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value per share and percent of net assets which the securities comprise at August 31, 2009.

Company	Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value Per Share	Fair Value as Percent of Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$4,000,000	08/27/09	$4,769,350	$4,755,396	N/A	3.7%
Southern Star Central
Gas Pipeline,
6.000%, 06/01/2016	$2,000,000	08/24/09	1,970,000	1,850,000	N/A	1.4
			$6,739,350	$6,605,396		5.1%

8. Investment Transactions

For the period ended August 31, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $89,579,235 and $0 (excluding short-term debt securities), respectively.

9. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,856,073 shares outstanding at August 31, 2009. Transactions in common stock for the period ended August 31, 2009, were as follows:

Shares at July 31, 2009	6,073
Shares sold through initial public offering	6,850,000
Shares at August 31, 2009	6,856,073

10. Subsequent Events

On September 14, 2009, the Company declared the following monthly distributions to common stockholders:

		Record	Payable	Per Share
Month	Ex-Date	Date	Date	Amount
September	09/22/09	09/24/09	09/30/09	$0.125
October	10/20/09	10/22/09	10/30/09	$0.125
November	11/19/09	11/23/09	11/30/09	$0.125

On September 14, 2009, the Company entered into a $30,000,000 committed credit facility maturing September 14, 2010. The availability under the credit facility was subsequently increased to $35,000,000. Under the terms of the credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 2.00 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.

On September 15, 2009, the Company entered into a new Investment Advisory Agreement with the Adviser in connection with the September 15, 2009 closing of the transaction previously announced by the Adviser on June 3, 2009. Upon the closing of this transaction, which resulted in a change in control of the Adviser, the previous Investment Advisory Agreement with the Adviser automatically terminated. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the previous Investment Advisory Agreement, except for the effective and termination dates, and simply continue the relationship between the Company and the Adviser.

On September 15, 2009, effective upon consummation of the transaction resulting in the change of control of the Adviser, Terry Matlack resigned from the Board of Directors of the Company in order to comply with a safe harbor under Section 15(f) of the 1940 Act. Mr. Matlack will remain a member of the Adviser’s Investment Committee and as Chief Financial Officer of the Company.

On September 30, 2009, the Company paid a distribution in the amount of $0.125 per common share, for a total of $857,009. Of this total, the dividend reinvestment amounted to $292,526.

Effective August 31, 2009, the Company adopted Statement of Financial Accounting Standards No. 165 (“SFAS No. 165”), Subsequent Events. SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date, but before the financial statements are issued or are available to be issued. The Company has performed an evaluation of subsequent events through October 20, 2009, which is the date the financial statements were issued.

10       Tortoise Power and Energy Infrastructure Fund, Inc.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2009, the Company did not pay any compensation to the independent directors. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing (for the period ending June 30, 2010), it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at http://www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company will file with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2009 3rd Quarter Report       11

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare, Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, MO. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 6/30/09
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$155
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$934
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$521
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$139
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$86
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TPZ
LISTED
NYSE

# Tortoise Power and Energy Infrastructure Fund, Inc.

*...Steady Wins®*

**Tortoise Capital Advisors, L.L.C.**
**Investment Adviser to**
**Tortoise Power and Energy Infrastructure Fund, Inc.**